MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2019, AS SUPPLEMENTED JANUARY 14, 2020 AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2019 AS SUPPLEMENTED OCTOBER 29, 2019 and

JANUARY 14, 2020

The date of this Supplement is April 7, 2020

The following changes with respect to the Mercer Opportunistic Fixed Income Fund are made in the Prospectus and Statement of Additional Information (the “SAI”) of the Mercer Funds.

1.	T. Rowe Price Associates, Inc. and T. Rowe Price International Limited are being terminated as subadvisor and sub-subadvisor, respectively, to the Mercer Opportunistic Fixed Income Fund, effective on or about April 10, 2020. Accordingly, effective upon such termination, the Prospectus and SAI are amended as described below:

All references in the Prospectus and SAI to T. Rowe Price Associates, Inc. and T. Rowe Price International Limited are hereby deleted.

2.	Effective immediately, the secondary and tertiary benchmark indices for the Mercer Opportunistic Fixed Income Fund are replaced with the following new secondary benchmark: 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index. This new secondary benchmark index is considered to be more reflective of the Fund’s current investment strategy following the termination of an absolute return strategy that was previously employed with respect to the Fund.

Accordingly, the Average Annual Total Returns table appearing on page 46 of the Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns
For the Periods Ended December 31, 2018

	1 Year	5 Years	Life of Fund (Inception August 21, 2013
Mercer Opportunistic Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	-5.52%	-0.12%	0.70%
Return After Taxes on Distributions	-6.42%	-1.24%	-0.56%
Return After Taxes on Distributions and Sale of Fund Shares	-3.27%	-0.59%	-0.03%

ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged (1) (reflects no deduction for fees, expenses, or taxes)	-3.34%	3.19%	4.01%
Secondary Index(2) (reflects no deduction for fees, expenses, or taxes)	-2.89%	1.58%	1.90%
Prior Secondary Index(3) (reflects no deduction for fees, expenses, or taxes)	-4.66%	1.19%	1.76%
Prior Tertiary Index(3) (reflects no deduction for fees, expenses, or taxes)	-1.82%	1.05%	1.27%

(1)	ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

(2)

The Fund’ secondary benchmark index is a blended benchmark consisting of 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

(3)	Prior to April 6, 2020, (i) the Fund’s secondary benchmark index was a blended benchmark consisting of 50% JP Morgan Government Bond Index - Emerging Markets Global Diversified and 50% ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged, and (ii) the Fund’s tertiary benchmark index was a blended benchmark consisting of 20% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 10% Bloomberg Barclays Global High Yield Index, 6% JP Morgan CEMBI Diversified Index, 4% S&P/LSTA Leveraged Loan Index, 30% US 3 Month T-Bill Index and 30% JP Morgan GBI-EM Diversified Index. Effective April 6, 2020, the Fund replaced the previous secondary benchmark index and the tertiary benchmark index with the new secondary benchmark index to better align with the Fund’s investment strategy, including following the termination of an absolute return strategy that was previously employed with respect to the Fund.

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